Duplicate

                             Memorandum of Amendment
                 Attached to the Building Space Lease Agreement
                          Bangkok International Airport
                     No. 1-01/2545, dated November 20, 2001
                                  1st Amendment


         This memorandum is made at the Airports Authority of Thailand on April 30, 2002 between the Airports Authority of Thailand, by Flight Lieutenant M.L. Yom Ngonrot, Director of Bangkok International Airport acting for Managing Director of the Airports Authority of Thailand, hereinafter called, the "lessor" on one party and King Power Duty Free Co., Ltd., registered as a juristic person as a limited company under the Civil and Commercial Code, with head office at No. 989, 26th-27th Floors, Siam Tower, Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, by Mr. Viratana Suntaranond, authorized to oblige King Power Duty Free Co., Ltd., according to the Certificate of Bangkok Company/Partnership Registration Office, No. 2235, dated February 15, 2002, hereinafter called, "lessee" on the other party.

         Whereas the lessor agrees to lease out and the lessee agrees to lease space in Bangkok International Airport according to Agreement No. 1-01/2545, dated November 20, 2001 for 3 years from January 1, 2002 to December 31, 2004.

         Whereas the lessor agrees to lease out and the lessee agrees to lease additional space in the International Terminal, Bangkok International Airport, namely, Area No. 1901 of 7 square meters from January 1, 2002 and Area No. 3710 of 102.50 square meters from January 16, 2002.

         Therefore, both parties agree to make this memorandum as follows:

         Section 1. Add documents 1, 2 and 3 to Appendix A attached to this memorandum as Sheets No. 4, 5 and 6 of Appendix A attached to Agreement No. 1-01/2545, dated November 20, 2001.

         Section 2. To make this memorandum, the lessee has submitted a Letter of Guarantee, No. Khor. 105-02-00068-2/022, dated March 12, 2002, issued by the Siam Commercial Bank Public Co., Ltd., Choet Wutthakat (Don Mueang) Branch, for an amount of Bt137,724 (one hundred and thirty-seven thousand seven hundred and twenty-four Baht) to the lessor as performance guarantee for the execution of Agreement No. 1-01/2545, dated November 20, 2001. The lessor shall return the said performance guarantee to the lessee as soon as the lessee is relieved of any obligations under the Agreement.

         Section 3. Other statements in Agreement No. 1-01/2545, dated November 20, 2001 asides from what's specified in Sections 1 and 2 of this memorandum shall continue to be enforceable.

         Section 4. This memorandum shall go into effect on January 1, 2002 onwards.

         This memorandum is made in duplicated copies. Both parties, having read and understood it entire, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.


The Lessor                               The Lessee
----------                               ----------

F. Lt. ..... Signed ....                 .... Signed ....
(M.L. Yom Ngonrot)                       (Mr. Viratana Suntaranond)
                                         (Seal of King Power Duty Free Co.,Ltd.)

Witness                                  Witness
-------                                  -------

..... Signed ....                         .... Signed ....
(Mr. Krit Phakhakit)                     (Miss Sarinthorn Chongchaidejwong)

                    The Siam Commercial Bank Public Co., Ltd.

                               Letter of Guarantee

105-60-00076-5
No. Khor. 105-02-00068-2/022                                      March 12, 2002

We, the Siam Commercial Bank Public Co., Ltd., Choet Wutthakat Road (Don Mueang) Branch, located at No. 199/278, Village No. 11, Choet Wutthakat Road, Si Kan Sub-district, Don Mueang District, Bangkok Metropolis, hereby issues this Letter of Guarantee to the Airports Authority of Thailand, as follows:


1. Whereas King Power Duty Free Co., Ltd. has signed a Building Space Lease Agreement in Bangkok International Airport, for the lease of Area No. 1901 and 3710, Agreement No. 1-01/2545, that requires a performance guarantee of Bt137,724(one hundred and thirty-seven thousand seven hundred and twenty-four Baht) with the Airports Authority of Thailand,

We agree to bind ourselves as the guarantor of King Power Duty Free Co., Ltd. to the Airports Authority of Thailand for an amount not exceeding Bt137,724(one hundred and thirty-seven thousand seven hundred and twenty-four Baht). That means, if King Power Duty Free Co., Ltd. fails to comply with the Agreement with the Airports Authority of Thailand, or is in breach of any clauses in the said Agreement, thereby the Airports Authority of Thailand is entitled to forfeit the performance guarantee or impose fines to and/or claim for damage from King Power Duty Free Co., Ltd., we shall promptly make payment on behalf of and without requesting King Power Duty Free Co., Ltd. to make such payment first.

2. We acknowledge and agree in every case in which the Airports Authority of Thailand grants extension or leniency for compliance with the Agreement to King Power Duty Free Co., Ltd., provided that the Airports Authority of Thailand notifies us without delay.

3.       The Letter of  Guarantee  is valid from January 1, 2002 to December 31,
         2004.

As evidence hereof, we the Siam Commercial Bank Public Co., Ltd., Choet Wutthakat Road (Don Mueang) Branch, by the undersigned who are empowered to enter juristic act binding the bank, hereunder sign our names and affix the bank seal.


.......Signed......                                  ......Signed......Guarantors
(Mr. Sarayut  Phoempakdi)                          (Mr. Kitcha  Pariyaphruet)
                            Acting for the President
               (Seal of the Siam Commercial Bank Public Co., Ltd.)

                            ......Signed......Witness
                              (Mr. Chuchai Hongron)


                            ......Signed......Witness
                           (Mr. Bunmi Nueangnipanond)


                                                                      Appendix A
           Details of Lease Remuneration and Layout of Leased Premises
         Attached to Memorandum of Amendment to Agreement No. 1-01/2545,
                            dated November 20, 2001
                                  1st Amendment

                                                                     Sheet No. 1

----------- --------------- ------------ ------------- ------------- --------------- ----------- -----------------------------------
  Leased        Area in       Rent Rate   Total Rents   Service Fee   Building/Land   Indemnity             Lease Period
 Premises    Square Meters   Baht/Month    Baht/Month    Bt/Month       Tax (Bt/M       Bt/Day
----------- --------------- ------------ ------------- ------------- --------------- ----------- -----------------------------------
                                                                                                       From               To
----------- --------------- ------------ ------------- ------------- --------------- ----------- ---------------- ------------------
Room and building space in International Terminal 2, Bangkok International Airport
==================================================================================-- ----------- ---------------- ------------------
- No. 1901            7.00       325.00      2,275.00        341.25          284.38      193.38  January 1, 2002  December 31, 2004
----------- --------------- ------------ ------------- ------------- --------------- ----------- ---------------- ------------------
- No. 3710          102.50       325.00     33,312.50      4,996.88        4,164.06    2,831.56  January 16, 2002 December 31, 2004
----------- --------------- ------------ ------------- ------------- --------------- ----------- ---------------- ------------------

----------- --------------- ------------ ------------- ------------- --------------- ----------- ---------------- ------------------

----------- --------------- ------------ ------------- ------------- --------------- ----------- ---------------- ------------------